Exhibit 10.8

FedEx contract #07-0255-039

Supplemental Agreement No. 28

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 28 (SA-28), entered into as of the 26th day of January 2018, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft);

B. WHEREAS, Customer desires to reschedule the delivery month of one (1) Block B Aircraft as shown in the table below (SA-28 Accelerated Block B Aircraft):

Aircraft Block	Existing Delivery Month of Aircraft	Revised Delivery Month of Aircraft
B	[*]	[*]

C. WHEREAS, Boeing has agreed to provide additional commercial and business considerations for the SA-28 Accelerated Block B Aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents, attached hereto, to reflect the changes made by this Supplemental Agreement No. 28.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	1	SA–28

BOEING PROPRIETARY

2.	Boeing and Customer agree that upon execution of this Supplemental Agreement No. 28 the SA-28 Accelerated Block B Aircraft is hereby rescheduled as described in Recital Paragraph B above.

3.	Remove and replace, in its entirety, “Table 1-A”, with the revised Table 1-A, attached hereto, revised to reflect revised delivery month and [*], Advance Payment Base Price and Advance Payments resulting from the reschedule of the SA-28 Accelerated Block B Aircraft.

4.	Add Letter Agreement 6-1162-LKJ-0768, Special Matters – SA-28 Accelerated Block B Aircraft, attached hereto, to reflect [*] to be provided in consideration of the acceleration of the SA-28 Accelerated Block B Aircraft.

5.	[*]

6.	This Supplemental Agreement No. 28 to the Purchase Agreement shall not be effective unless executed and delivered by the parties on or prior to January 31, 2018.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	2	SA–28

BOEING PROPRIETARY

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ L. Kirsten Jensen	By:	/s/ Mark D. Yerger

Its:	Attorney-In-Fact	Its:	Vice President

P.A. No. 3157	3	SA–28

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1.	Aircraft Information Table	15
1A	Block B Firm Aircraft Information Table	28
1B	Block B Conditional Firm Aircraft Information Table	26
1C	Block C Aircraft Information Table	13
1C1	Block C Aircraft Information Table (MSN 39285)	11
1C2	Block C Aircraft Information Table	26
1D	Block D Aircraft Information Table	20

EXHIBIT

A.	Aircraft Configuration	4
A1.	Aircraft Configuration (Block B Aircraft)	4
A2.	Aircraft Configuration (Block C Aircraft except MSN 39285)	11
A3.	Aircraft Configuration (Block C Aircraft w/ MSN 39285)	11
A4.	Aircraft Configuration (Block D Aircraft)	12

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

P.A. No. 3157	4	SA–28

BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	Demonstrated Compliance

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799R1	[*]	24

6-1162-RRO-1062	Option Aircraft Attachment to Letter 6-1162-RRO-1062	26

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	22

6-1162-RRO-1067	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	4

6-1162-RRO-1068	Special Provision – Block B Aircraft	4

FED-PA-LA-1000790R3	Special Matters for Block C Aircraft	20

FED-PA-LA-1001683R2	Special Matters for Block D Aircraft	19

6-1162-RRO-1144R7	[*] as related to SAs #8, #13 through #16, SA # 18 through SA #20	20

6-1162-SCR-137	777F Miscellaneous Matters	20

6-1162-SCR-154	[*] Letter	22

6-1162-SCR-155	[*] Engine Hard Mount Letter	22

6-1162-SCR-186	[*], Non-Isolated Engine Mounts Letter	23

6-1162-SCR-193	[*] Matters	23

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	5	SA–28

BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER

6-1162-LKJ-0726	[*] SA-24 Accelerated Block B Aircraft	24

6-1162-LKJ-0737	Special Matters – SA-26 Accelerated Block C Aircraft	26

6-1162-LKJ-0758	Special Matters – SA-27 Accelerated Block B Aircraft	27

6-1162-LKJ-0768	Special Matters – SA-28 Accelerated Aircraft	28

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	6	SA–28

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	SA DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

Supplemental Agreement No. 16	January 31, 2011

Supplemental Agreement No. 17	February 14, 211

Supplemental Agreement No. 18	March 31, 2011

Supplemental Agreement No. 19	October 27, 2011

Supplemental Agreement No. 20	December 14, 2011

Supplemental Agreement No. 21	June 29, 2012

Supplemental Agreement No. 22	December 11, 2012

Supplemental Agreement No. 23	December 10, 2013

Supplemental Agreement No. 24	May 4, 2016

Supplemental Agreement No. 25	June 10, 2016

P.A. No. 3157	7	SA–28

BOEING PROPRIETARY

Supplemental Agreement No. 26	February 10, 2017

Supplemental Agreement No. 27	October 12, 2017

Supplemental Agreement No. 28	January , 2018

P.A. No. 3157	8	SA–28

BOEING PROPRIETARY

Table 1-A to Purchase Agreement No. 3157

Aircraft Delivery, Description, Price and Advance Payments

Block B Firm

Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification: D019W007FED7F-1, Rev G dated July 25, 2012

Engine Model/Thrust:	GE90-110B1L	110000 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Non-Refundable Deposit/Aircraft at Def Agreement:		[*]

						Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor	MSN		Escalation Estimate Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)			Price Per A/P	1%	4%	5%	35%
[*]	1	[*]	40674		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40675		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40684	SA-24 Accelerted Block B Aircraft	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40683	SA-28 Accelerated Block B Aircraft	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40685	SA-27 Accelerated Block B Aircraft	[*]	[*]	[*]	[*]	[*]
Total:	5		1 SA-24 Accelerated Block B Aircraft. [*] for the SA-24 Accelerated Block B Aircraft are subject to Letter Agreement 6-1162-LKJ-0726.
			2 SA-27 Accelerated Block B Aircraft. [*] for the SA-27 Accelerated Block B Aircraft are subject to Letter Agreement 6-1162-LKJ-0758.

NOTES:     [*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APR No. 62654, 79650, 106232, 108205	Supplemental Agreement No. 28

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FedEx contract # 07-0255-M

6-1162-LKJ-0768

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38125

Subject:	Special Matters – SA-28 Accelerated Block B Aircraft

Reference:	(a) Purchase Agreement No. 3157 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (Aircraft)

(b) Letter Agreement 6-1162-RCN-1799R1, [*]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.    The terms of this Letter Agreement apply to the SA-28 Accelerated Block B Aircraft as defined in Supplemental Agreement No. 28 to the Purchase Agreement (SA-27).

1.	[*]

In consideration of the SA-28 Accelerated Block B Aircraft, Boeing will provide Customer, the following [*] in accordance with the reference (b) letter agreement, except as otherwise set forth below.

1.2.1	[*]

[*]

1.2.2	Performance Period.

Notwithstanding paragraph 1.4, of the reference (b) letter agreement, the Performance Period for the [*] set forth in paragraph 1.2.1 above will be the period beginning on the date of this Letter Agreement and ending one (1) year after the scheduled delivery of the SA-28 Accelerated Block B Aircraft.

1.2.3	Method of Performance.

[*]

2.	ASSIGNMENT.

The commercial and other business arrangements set forth in this Letter Agreement are [*] to Customer and in consideration of Customer taking title to the SA-28 Accelerated Block B Aircraft at the time of delivery and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6-1162-LKJ-0768		Page 1
Special Matters – SA-28 Accelerated Block B Aircraft		SA-28
BOEING PROPRIETARY

3.	CONFIDENTIAL TREATMENT.

Customer and Boeing consider certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

6-1162-LKJ-0768		Page 2
Special Matters – SA-28 Accelerated Block B Aircraft		SA-28
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

    ACCEPTED AND AGREED TO this

Date:	January 26, 2018

FEDERAL EXPRESS CORPORATION

By	/s/ Mark D. Yerger

Its	Vice President

6-1162-LKJ-0768		Page 3
Special Matters – SA-28 Accelerated Block B Aircraft		SA-28
BOEING PROPRIETARY